SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(b) of the Securities
Exchange Act of 1934



Date of Report (Date of earliest event reported) February 4, 1997

                    THE BRIAN H. CORP.


(Exact name of registrant as specified in its charter)


 Nevada                     6770              11-327-0747

(State or other               (Commission         (IRS Employer
jurisdiction of               File Number)       Identification No.)
incorporation)

             63 Wall Street, Suite 1801, New York, New York
10005
(Address of principal executive offices)


Registrant's telephone number, including area code (212) 344-1600





(Former name, if changed since last report)





(Former Address, if changed since last report)
      Item 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Brian H. Corp. (the "Company") has engaged a new independent accountant to audit the Company's financial statements. Effective February 4, 1997, Boykoff and Bell, CPA, PC, 2 Skyline Drive, Hawthorne, New York, shall be engaged by the Company as its principal accountant to audit its financial statements.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE BRIAN H. CORP.



Daniel Wainick

Daniel Wainick, President
Dated: February 4, 1997

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